EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of John H. Harland Company (the "Company") on Form 10-Q for the period ended September 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles B. Carden, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles B. Carden                             November 7, 2006
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Charles B. Carden                                 Date
Senior Vice President and
Chief Financial Officer